Contingent Liabilities	9 Months Ended
Jul. 31, 2023
Disclosure of credit risk exposure [abstract]
Contingent Liabilities
NOTE 18:  CONTINGENT LIABILITIES
Other than as described below, there have been no new significant events or transactions as previously identified in Note 27 of the Bank’s 2022 Annual Consolidated Financial Statements.
LEGAL AND REGULATORY MATTERS
In the ordinary course of business, the Bank and its subsidiaries are involved in various legal and regulatory actions, including but not limited to civil claims and lawsuits, regulatory examinations, investigations, audits, and requests for information by governmental, regulatory and self-regulatory agencies and law enforcement authorities in various jurisdictions, in respect of our businesses and compliance programs. The Bank establishes provisions when it becomes probable that the Bank will incur a loss and the amount can be reliably estimated. The Bank also estimates the aggregate range of reasonably possible losses (RPL) in its legal and regulatory actions (that is, those which are neither probable nor remote), in excess of provisions. As at July 31, 2023, the Bank’s RPL is from zero to approximately $1.29 billion (October 31, 2022 – from zero to approximately $1.26 billion). The Bank’s provisions and RPL represent the Bank’s best estimates based upon currently available information for actions for which estimates can be made, but there are a number of factors that could cause the Bank’s provisions and/or RPL to be significantly different from its actual or RPL. For example, the Bank’s estimates involve significant judgment due to the varying stages of the proceedings, the existence of multiple defendants in many proceedings whose share of liability has yet to be determined, the numerous yet-unresolved
issues in many of the proceedings, some of which are beyond the Bank’s control and/or involve novel legal theories and interpretations, the attendant uncertainty of the various potential outcomes of such proceedings, and the fact that the underlying matters will change from time to time. In addition, some actions seek very large or indeterminate damages.
The Bank has been responding to formal and informal inquiries from regulatory authorities and law enforcement concerning its Bank Secrecy Act/anti-money laundering compliance program, both generally and in connection with specific clients, counterparties or incidents in the US, including in connection with an investigation by the United States Department of Justice. The Bank is cooperating with such authorities and is pursuing efforts to enhance its Bank Secrecy Act/anti-money laundering compliance program. While the ultimate outcomes of these inquiries and investigations are unknown at this time, the Bank anticipates monetary and/or non-monetary penalties to be imposed.
Stanford Litigation
– In the US
Rotstain v. Trustmark National Bank
,
et al.
action, on February 24, 2023, the Bank reached a settlement in principle (the “settlement” or “agreement”) pursuant to which the Bank agreed to pay US$1.205 billion to Ralph S. Janvey, solely in his capacity as the court-appointed receiver for the Stanford Receivership Estate, to resolve claims brought by the Official Stanford Investors Committee and the plaintiffs in the
Rotstain v. Trustmark National Bank, et al.
and
Smith v. Independent Bank, et al.
actions. As a result of this agreement, the Bank recorded a provision of approximately $1.6 billion pre-tax
($1.2 billion
after-tax)
in the first quarter of 2023. Under the terms of the agreement, all involved parties have agreed to a bar order dismissing and releasing all current or future claims arising from or related to Stanford.
On March 7, 2023, the parties finalized their settlement agreement, and on March 8, 2023, the plaintiffs filed a motion to approve the settlement in the multi-district litigation court in the Northern District of Texas. On March 14, 2023, that Court preliminarily found that the terms of the settlement agreement are adequate, fair, reasonable, and equitable. On August 8, 2023, the Court granted the plaintiffs’ motion to approve the settlement and issued the bar order. The bar order and settlement approval remain subject to appeal.
A case regarding the same facts was also brought in Ontario by the Joint Liquidators of Stanford International Bank Ltd. appointed by the Eastern Caribbean Supreme Court, under the title
McDonald v. The Toronto-Dominion Bank
. That action was dismissed by the Ontario Superior Court of Justice on June 8, 2021, following a trial earlier in 2021. On November 17, 2022, the Court of Appeal for Ontario issued a unanimous written decision which dismissed the appeal and affirmed the trial decision. On July 20, 2023, the Supreme Court of Canada dismissed an application for leave to appeal by the Joint Liquidators. As a result, the Canadian proceeding has now ended.
In management’s opinion, based on its current knowledge and after consultation with counsel, the ultimate disposition of these actions, individually or in the aggregate, will not have a material adverse effect on the consolidated financial condition or the consolidated cash flows of the Bank. However, because of the factors listed above, as well as other uncertainties inherent in litigation and regulatory matters, there is a possibility that the ultimate resolution of legal or regulatory actions may be material to the Bank’s consolidated results of operations for any particular reporting period.